Exhibit 99.1


                               UBS Investment Bank
                            Fixed Bid Stratification

     Available; Available Port; Conforming; Investor; ~DEALNAME ss 'MALT';
                         30yr; CURRRATE rcc 6.125 7.625
================================================================================


--------------------------------------------------------------------------------
Pool Summary                              COUNT                UPB          %
--------------------------------------------------------------------------------
Conforming                                  246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Adjusted Balance: $29,181,872.06
Data as of Date: 2004-06-01
GROSS WAC: 6.8146%
NET WAC: 6.489%
% SF/PUD: 41.97%
% FULL/ALT: 29.16%
% CASHOUT: 27.29%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 78.38%
% FICO > 679: 72.25%
% NO FICO: 0.00%
WA FICO: 707
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 12.82%
CALIFORNIA %: 13.40%
Latest Maturity Date: 20340601
Loans with Prepay Penalties: 12.82%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Product Type                              COUNT                UPB          %
--------------------------------------------------------------------------------
30 YR FXD                                   246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Balance                          COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           35     $ 1,307,381.00       4.48%
$50,000.01 - $100,000.00                    100       7,241,418.00      24.81
$100,000.01 - $150,000.00                    51       6,439,442.00      22.07
$150,000.01 - $200,000.00                    24       4,101,327.00      14.05
$200,000.01 - $250,000.00                    16       3,581,238.00      12.27
$250,000.01 - $300,000.00                    11       3,009,088.00      10.31
$300,000.01 - $350,000.00                     5       1,626,213.00       5.57
$400,000.01 - $450,000.00                     2         890,330.00       3.05
$450,000.01 - $500,000.00                     1         465,434.00       1.59
$500,000.01 - $550,000.00                     1         520,000.00       1.78
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: $19,600.00
Maximum: $520,000.00
Average: $118,780.67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Unpaid Balance                            COUNT                UPB          %
--------------------------------------------------------------------------------
$0.01 - $50,000.00                           35     $ 1,307,381.00       4.48%
$50,000.01 - $100,000.00                    100       7,241,418.00      24.81
$100,000.01 - $150,000.00                    51       6,439,442.00      22.07
$150,000.01 - $200,000.00                    24       4,101,327.00      14.05
$200,000.01 - $250,000.00                    16       3,581,238.00      12.27
$250,000.01 - $300,000.00                    11       3,009,088.00      10.31
$300,000.01 - $350,000.00                     5       1,626,213.00       5.57
$400,000.01 - $450,000.00                     2         890,330.00       3.05
$450,000.01 - $500,000.00                     1         465,434.00       1.59
$500,000.01 - $550,000.00                     1         520,000.00       1.78
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Gross Rate                                COUNT                UPB          %
--------------------------------------------------------------------------------
6.001% - 6.250%                              28     $ 3,263,613.00      11.18%
6.251% - 6.500%                              49       5,859,556.00      20.08
6.501% - 6.750%                              52       5,732,271.00      19.64
6.751% - 7.000%                              55       6,391,414.00      21.90
7.001% - 7.250%                              39       4,021,805.00      13.78
7.251% - 7.500%                              18       3,202,847.00      10.98
7.501% - 7.750%                               5         710,366.00       2.43
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: 6.125%
Maximum: 7.625%
Weighted Average: 6.815%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Net Rate                                  COUNT                UPB          %
--------------------------------------------------------------------------------
5.751% - 6.000%                              30     $ 3,655,250.00      12.53%
6.001% - 6.250%                              63       6,641,038.00      22.76
6.251% - 6.500%                              63       7,230,898.00      24.78
6.501% - 6.750%                              50       5,723,789.00      19.61
6.751% - 7.000%                              26       3,245,569.00      11.12
7.001% - 7.250%                              14       2,685,328.00       9.20
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: 5.875%
Maximum: 7.250%
Weighted Average: 6.489%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Original Term to Maturity                 COUNT                UPB          %
--------------------------------------------------------------------------------
360 - 360                                   246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: 360
Maximum: 360
Weighted Average: 360
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Remaining Term to Stated Maturity         COUNT                UPB          %
--------------------------------------------------------------------------------
301 - 359                                   240     $27,813,772.00      95.31%
360 - 360                                     6       1,368,100.00       4.69
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: 345
Maximum: 360
Weighted Average: 358
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 1, 2004 16:19                     Page 1 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

     Available; Available Port; Conforming; Investor; ~DEALNAME ss 'MALT';
                         30yr; CURRRATE rcc 6.125 7.625
================================================================================


--------------------------------------------------------------------------------
Seasoning                                 COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0                                          6     $ 1,368,100.00       4.69%
1 - 1                                        24       4,131,151.00      14.16
2 - 2                                       119      12,349,142.00      42.32
3 - 3                                        85       9,521,822.00      32.63
4 - 4                                         5         927,768.00       3.18
5 - 5                                         4         454,735.00       1.56
6 - 6                                         1         224,020.00       0.77
7 - 12                                        1          74,746.00       0.26
13 - 24                                       1         130,388.00       0.45
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0
Maximum: 15
Weighted Average: 2
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
FICO Scores                               COUNT                UPB          %
--------------------------------------------------------------------------------
610 - 619                                     1     $    72,000.00       0.25%
620 - 629                                     3         128,399.00       0.44
630 - 639                                    10         879,977.00       3.02
640 - 649                                    15       1,269,332.00       4.35
650 - 659                                    14       1,550,444.00       5.31
660 - 669                                    18       2,035,404.00       6.97
670 - 679                                    15       2,163,686.00       7.41
680 - 689                                    20       3,173,119.00      10.87
690 - 699                                    12       1,711,447.00       5.86
700 - 709                                    23       2,879,172.00       9.87
710 - 719                                    18       2,757,541.00       9.45
720 - 729                                    21       1,909,296.00       6.54
730 - 739                                    26       2,375,957.00       8.14
740 - 749                                     8         703,063.00       2.41
750 - 759                                    11       1,404,543.00       4.81
760 - 769                                    11       1,831,893.00       6.28
770 - 779                                     5         782,140.00       2.68
780 - 789                                     5         511,884.00       1.75
790 - 799                                     7         742,530.00       2.54
800 - 809                                     1          81,924.00       0.28
810 - 819                                     2         218,121.00       0.75
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: 619
Maximum: 812
Weighted Average: 707
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan To Value Ratio                       COUNT                UPB          %
--------------------------------------------------------------------------------
25.001% - 30.000%                             2     $   159,719.00       0.55%
30.001% - 35.000%                             1         144,955.00       0.50
35.001% - 40.000%                             2         124,859.00       0.43
40.001% - 45.000%                             4         370,607.00       1.27
50.001% - 55.000%                             5         453,366.00       1.55
55.001% - 60.000%                             8       1,214,999.00       4.16
60.001% - 65.000%                            12       1,684,495.00       5.77
65.001% - 70.000%                            21       3,109,326.00      10.65
70.001% - 75.000%                            25       2,779,163.00       9.52
75.001% - 80.000%                            64       8,051,906.00      27.59
80.001% - 85.000%                             5         665,343.00       2.28
85.001% - 90.000%                            97      10,423,134.00      35.72
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: 25.64%
Maximum: 90.00%
Weighted Average: 78.38%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Combined Loan To Value Ratio              COUNT                UPB          %
--------------------------------------------------------------------------------
25.001% - 30.000%                             2     $   159,719.00       0.55%
30.001% - 35.000%                             1         144,955.00       0.50
35.001% - 40.000%                             2         124,859.00       0.43
40.001% - 45.000%                             4         370,607.00       1.27
50.001% - 55.000%                             5         453,366.00       1.55
55.001% - 60.000%                             8       1,214,999.00       4.16
60.001% - 65.000%                            12       1,684,495.00       5.77
65.001% - 70.000%                            22       3,170,474.00      10.86
70.001% - 75.000%                            25       2,779,163.00       9.52
75.001% - 80.000%                            60       7,415,906.00      25.41
80.001% - 85.000%                             5         665,343.00       2.28
85.001% - 90.000%                           100      10,997,986.00      37.69
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: 25.64%
Maximum: 90.00%
Weighted Average: 78.58%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
DTI                                       COUNT                UPB          %
--------------------------------------------------------------------------------
<= 0.000%                                   210     $23,655,304.00      81.06%
11.001% - 16.000%                             1         188,000.00       0.64
16.001% - 21.000%                             4         314,531.00       1.08
21.001% - 26.000%                             3         503,556.00       1.73
26.001% - 31.000%                             7       1,025,906.00       3.52
31.001% - 36.000%                             9         889,065.00       3.05
36.001% - 41.000%                             4         695,959.00       2.38
41.001% - 46.000%                             4         633,813.00       2.17
46.001% - 51.000%                             4       1,275,739.00       4.37
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Minimum: 0.000%
Maximum: 50.900%
Weighted Average: 35.492%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 1, 2004 16:19                     Page 2 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

     Available; Available Port; Conforming; Investor; ~DEALNAME ss 'MALT';
                         30yr; CURRRATE rcc 6.125 7.625
================================================================================


--------------------------------------------------------------------------------
Geographic Concentration                  COUNT                UPB          %
--------------------------------------------------------------------------------
CA                                           20     $ 3,909,110.00      13.40%
NJ                                           26       3,871,975.00      13.27
NY                                           21       2,676,618.00       9.17
TX                                           19       1,779,575.00       6.10
AZ                                           14       1,676,080.00       5.74
FL                                           15       1,542,505.00       5.29
GA                                           10       1,209,844.00       4.15
PA                                           15       1,103,621.00       3.78
MD                                            7       1,060,339.00       3.63
MA                                            3       1,051,322.00       3.60
IL                                           11         960,186.00       3.29
MN                                            4         718,009.00       2.46
HI                                            3         668,052.00       2.29
AK                                            2         498,138.00       1.71
KS                                            3         463,720.00       1.59
OH                                            7         452,897.00       1.55
NC                                            7         443,643.00       1.52
NM                                            5         425,150.00       1.46
MI                                            8         411,576.00       1.41
VA                                            4         409,623.00       1.40
NV                                            2         371,307.00       1.27
OK                                            6         325,571.00       1.12
VT                                            3         270,033.00       0.93
UT                                            1         266,400.00       0.91
CT                                            2         247,240.00       0.85
ID                                            3         222,230.00       0.76
MO                                            3         217,026.00       0.74
IN                                            4         198,950.00       0.68
DC                                            1         197,641.00       0.68
WA                                            2         185,092.00       0.63
SC                                            2         168,472.00       0.58
TN                                            1         150,470.00       0.52
SD                                            2         148,500.00       0.51
RI                                            1         142,847.00       0.49
KY                                            1         137,756.00       0.47
MS                                            1         125,717.00       0.43
ME                                            1         119,883.00       0.41
WI                                            1          97,122.00       0.33
NE                                            1          63,942.00       0.22
WY                                            1          59,950.00       0.21
DE                                            1          51,312.00       0.18
CO                                            1          41,214.00       0.14
LA                                            1          41,214.00       0.14
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
North-South CA                            COUNT                UPB          %
--------------------------------------------------------------------------------
States Not CA                               226     $25,272,762.00      86.60%
South CA                                     16       3,299,522.00      11.31
North CA                                      4         609,588.00       2.09
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Zip Code Concentration                    COUNT                UPB          %
--------------------------------------------------------------------------------
02124                                         2     $   914,764.00       3.13%
07462                                        10         767,932.00       2.63
08861                                         2         582,311.00       2.00
30078                                         2         555,200.00       1.90
92173                                         1         520,000.00       1.78
Other                                       229      25,841,665.00      88.55
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Loan Purpose                              COUNT                UPB          %
--------------------------------------------------------------------------------
Purchase                                    162     $18,016,448.00      61.74%
Cash Out Refi                                59       7,962,651.00      27.29
Rate & Term Refi                             25       3,202,773.00      10.98
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Cashout Indicator                         COUNT                UPB          %
--------------------------------------------------------------------------------
No                                          187     $21,219,221.00      72.71%
Yes                                          59       7,962,651.00      27.29
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Document Type                             COUNT                UPB          %
--------------------------------------------------------------------------------
No Doc                                      129     $15,220,055.00      52.16%
Full                                         79       8,508,277.00      29.16
Stated Income Full Asset                      8       1,449,971.00       4.97
No Income No Asset                           11       1,190,595.00       4.08
Asset Only                                    9       1,179,885.00       4.04
Stated Doc                                    5         674,912.00       2.31
Employment Verification Only                  1         441,000.00       1.51
No Ratio                                      2         271,910.00       0.93
No Income Verified                            1         130,388.00       0.45
DL                                            1         114,880.00       0.39
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Property Type                             COUNT                UPB          %
--------------------------------------------------------------------------------
Single Family                               119     $11,677,619.00      40.02%
Four Family                                  32       6,795,177.00      23.29
Two Family                                   37       3,853,240.00      13.20
Three Family                                 18       3,046,230.00      10.44
Low Rise Condo (2-4 floors)                  26       2,395,257.00       8.21
Pud                                           6         568,874.00       1.95
Condomimium                                   4         348,466.00       1.19
High Rise Condo (gt 8 floors)                 2         197,782.00       0.68
Coop                                          1         168,840.00       0.58
Manufactured Housing                          1         130,388.00       0.45
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Occupancy                                 COUNT                UPB          %
--------------------------------------------------------------------------------
Investor Occupied                           246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Prepayment Penalty (Months)               COUNT                UPB          %
--------------------------------------------------------------------------------
0.000                                       226     $25,439,686.00      87.18%
6.000                                         2         281,000.00       0.96
36.000                                        3         353,195.00       1.21
60.000                                       15       3,107,991.00      10.65
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
wa Term: 6.884
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 1, 2004 16:19                     Page 3 of 4

                               UBS Investment Bank
                            Fixed Bid Stratification

     Available; Available Port; Conforming; Investor; ~DEALNAME ss 'MALT';
                         30yr; CURRRATE rcc 6.125 7.625
================================================================================


--------------------------------------------------------------------------------
Balloon Flag                              COUNT                UPB          %
--------------------------------------------------------------------------------
Not a Balloon Loan                          246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Lien Position                             COUNT                UPB          %
--------------------------------------------------------------------------------
1                                           246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Mortgage Ins.                             COUNT                UPB          %
--------------------------------------------------------------------------------
AMIC                                         12     $ 1,550,119.00       5.31%
Amerin                                        2         219,500.00       0.75
Assumed PMI Coverage                          2         135,893.00       0.47
GEMICO                                       14       1,222,893.00       4.19
MGIC                                          2         190,444.00       0.65
MI (MI Company Unknown)                       1         111,267.00       0.38
PMI Mortgage Insurance                       67       7,490,274.00      25.67
United Guaranty                               2         168,087.00       0.58
LTV <=80                                    144      18,093,395.00      62.00
--------------------------------------------------------------------------------
Total:                                      246     $29,181,872.00     100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.
================================================================================

                               Jun 1, 2004 16:19                     Page 4 of 4